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                                                                   EXHIBIT 10.17


               NANOSYS/CW GROUP/LAWRENCE A. BOCK STATUS AGREEMENT

      This Agreement is effective as of February 10, 2004, by and among Nanosys, Inc., a Delaware corporation (the "Company"), Lawrence A. Bock ("LB"), CW Group, Inc., CW Ventures III, L.P., CW Ventures III - A Co-Investment Fund, L.P., J.P. Morgan/CW Ventures III (Nanosys), L.P., and CW Partners IV, L.L.C. (along with the general partners of all of the foregoing and any other venture capital funds managed by such general partners and their affiliates, collectively "CW Group"), Barry Weinberg, Walter Channing and Charles Hartman.

1. Board Observation Rights. CW Group will be entitled to the following contractual board observer rights, in addition to rights to nonpublic financial information, inspection rights and any other rights specifically provided to CW Group by the Company under the Second Amended and Restated Investors' Rights Agreement, by and between the Company and the investors named therein, dated as of April 10, 2003, as amended: The Company shall invite CW Group to select one representative of CW Group reasonably acceptable to the Company (the "Representative") to attend in a nonvoting observer capacity meetings of its Board of Directors; provided, however, that the Company reserves the right to exclude CW Group's Representative from access to any material or meeting or portion thereof if (i) the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege between the Company and its counsel; (ii) access to such information or attendance at such meeting could create a conflict of interest between CW Group or CW Group's Representative, on the one hand, and the Company, on the other hand, or (iii) such portion of a meeting is an executive session limited solely to members of the Board of Directors and legal counsel.

      CW Group agrees, and any Representative designated by CW Group will agree in writing, to hold in confidence and trust and to act in a fiduciary manner with respect to all information provided to CW Group or CW Group's Representative in connection with CW Group's rights under this Section 1, except to the extent in the public domain at the time of such provision, subsequently released into the public domain (through no fault of CW Group or CW Group's Representative), or otherwise required by law and any other regulatory process to which CW Group is subject; provided that CW Group may disclose information of a non-technical nature, including financial information, to CW Group's partners, members and affiliates. Notwithstanding the foregoing, except for summary financial information about the Company which CW Group delivers to CW Group's partners, members and affiliates pursuant to CW Group's regular reporting practices, CW Group will only disclose information provided to CW Group in connection with CW Group's rights under this Agreement to those of CW Group's partners, members and affiliates who have agreed in writing to keep such information confidential or who are provided with a copy of Section 1 of this Agreement and agree to be bound by the terms of this Section 1 to the same extent as if they were parties hereto.

      The rights described in this Section 1 shall terminate and be of no further force or effect upon the earlier of: (i) the closing of a firm commitment underwritten public offering of the Company's securities pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended; or (ii) the first date that CW Group and CW Group's affiliates no longer hold, in the aggregate, at least 250,000 shares of the Company's Series A

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Preferred Stock (or shares of the Company's Common Stock issued upon conversion thereof). The confidentiality provision of this Section 1 will survive any such termination. This Section 1 amends and restates in its entirety the Amended and Restated Observation Rights Letter, by and between the Company and CW Group, dated as of April 10, 2003.

2. Board Nominee of CW Group. CW Group hereby terminates its rights to designate a member of the Board of Directors of the Company pursuant to the Second Amended and Restated Voting Agreement, dated as of April 10, 2003, as amended.

3. Company Spin-Out Transaction. If (i) the Company proposes to consummate a spin-out transaction of technology of the Company into a medical device company (a "New Entity"), (ii) the initial equity financing of such New Entity by venture capital entities (the "Initial Funding") occurs within one year from the date hereof, and (iii) the New Entity offers to venture capital entities that invested in the Company's Series A Preferred Stock Financing a right to invest in the Initial Funding, then the Company agrees to discuss in good faith with the New Entity a potential investment by CW Group in such New Entity and to use reasonable efforts to enable CW Group to participate in the Initial Funding, provided that (i) the ability of CW Group to invest in the New Entity, and any decision by the New Entity whether to offer CW Group a right to invest in the Initial Funding, will be determined in the sole discretion of the Board of Directors of the New Entity and (ii) the obligations of the Company under this
Section 3 shall only apply to the first New Entity spun-out from the Company.

4. Employment of LB by Nanosys. The Company intends to hire LB as a full-time employee effective April 1, 2004. After April 1, 2004, CW Group shall have no obligation to continue to pay LB's salary.

5. Stock/Option Grants.

      (a) The Company shall grant to LB a stock purchase right to purchase 950,000 shares of Common Stock of the Company vesting as set forth below (the "LB Grant"). Such stock grant shall have a purchase price per share equal to the fair market value of the Company's Common Stock on the date of grant, as determined in the sole discretion of the Company's Board of Directors. Such stock grant shall vest as follows: 1/60th of the number of shares shall vest one month from February 10, 2004 and 1/60th of the number of shares vest each full month thereafter until all of such shares vest, subject to LB's continued service relationship with the Company on each such date. Any shares of Common Stock purchased pursuant to LB Grant shall be subject to the Company's right of repurchase (at a price per share equal to the original purchase price) of the unvested portion of such shares.

      (b) In connection with Barry Weinberg and Walter Channing providing consulting services to the Company, the Company hereby agrees to grant to each of Barry Weinberg and Walter Channing an option or stock purchase right to purchase 50,000 shares of the Common Stock of the Company (the "Weinberg/Channing Grants") (for a combined aggregate of 100,000 shares under the Weinberg/Channing Grants). Such option or stock


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      grants shall have an exercise or purchase price per share equal to the fair market value of the Company's Common Stock on the date of grant, as determined in the sole discretion of the Company's Board of Directors. Such options or stock grants shall vest as follows: 1/60th of the number of shares shall vest one month from February 10, 2004 and 1/60th of the number of shares shall vest each full month thereafter until all of such shares vest, subject to Mr. Weinberg's and Mr. Channing's, as applicable, continued service relationship with the Company on each such date. If options are granted, such options shall be immediately exercisable in full on the date of grant. Any shares of Common Stock purchased pursuant to the Weinberg/Channing Grants shall be subject to the Company's right of repurchase (at a price per share equal to the original exercise or purchase price) of the unvested portion of such shares. Mr. Weinberg and Mr. Channing hereby agree to be consultants to the Company and to remain available to provide consulting services to the Company upon request and without charge, provided that the consulting relationships of Mr. Weinberg and Mr. Channing shall not be terminable by the Company until the earlier of (i) the time that Larry Bock is no longer a service provider to the Company or (ii) the Weinberg/Channing Grants vest in full.

      (c) In connection with Charles Hartman providing consulting services to the Company with regard to the formation of the New Entity, the Company hereby agrees to issue to Charles Hartman an option or stock purchase right (the "CH Grant") to purchase 50,000 shares of Common Stock of the Company, with an exercise or purchase price per share equal to the fair market value of the Company's Common Stock on the date of grant, as determined in the sole discretion of the Company's Board of Directors. Such option or stock grant shall vest as follows: 1/60th of the number of shares shall vest one month from February 10, 2004 and 1/60th of the number of shares shall vest each full month thereafter until all of such shares vest, subject to Mr. Hartman's continued service relationship with the Company on each such date. Notwithstanding the foregoing, upon the closing of an Initial Funding of a New Entity, all of the shares subject to the CH Grant shall vest in full. If options are granted, such options shall be immediately exercisable in full on the date of grant. Any shares of Common Stock purchased pursuant to the CH Grant shall be subject to the Company's right of repurchase (at a price per share equal to the original exercise or purchase price) of the unvested portion of such shares. Mr. Hartman hereby agrees to be a consultant to the Company and to remain available to provide consulting services to the Company upon request and without charge.

6. No Other Rights to Compensation or to Acquire Company Securities. CW Group hereby agrees and acknowledges that except as set forth in this Agreement CW Group does not and will not have (i) any right to receive any compensation of any kind, including, without limitation, equity, cash and other compensation, from LB or the Company, whether as a result of the employment of LB by the Company, the receipt of cash salary, bonus, or other compensation from the Company or otherwise and (ii), other than the Weinberg/Channing Grants, the CH Grant and any rights of first offer or co-sale that CW Group may have pursuant to the Series C Preferred Stock financing transaction documents (as may be amended from time to time), any right to acquire or receive, either from LB or the Company, any securities of the Company,


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including, but not limited to, the LB Grant or any other stock or options which the Company may in the future issue to LB.

7. Vesting of LB in CW Group. CW Group (including, without limitation, CW Partners IV, L.L.C.) intends that LB shall be fully vested in his interests in CW Group (including, without limitation, CW Partners IV, L.L.C.). Accordingly, the members of the CW Group, including, without limitation, CW Partners IV, L.L.C., on behalf of themselves and their respective officers, directors, employees, members, partners and affiliates (collectively, the "CW Parties"), acknowledge and agree that each interest in any of the CW Parties held directly or indirectly by Bock, his affiliates or his estate planning vehicles (collectively, the "Bock Parties") as of the date of this Agreement is fully vested and not subject, in whole or in part, to forfeiture, diminution, or repurchase or to any lien, pledge or other encumbrance, pursuant to any agreement or other arrangement to which any of the CW Parties is a party.

8. Reimbursement of COBRA Payments. After LB both (i) commences employment with the Company to become a full-time employee of the Company and (ii) resigns from CW Group, should LB elect COBRA under CW Group's health insurance plans the Company shall reimburse LB for any COBRA payments LB may make to maintain LB's health insurance coverage under CW Group health insurance plans.

9. Miscellaneous. This Agreement shall benefit and bind the parties and their respective successors, heirs, legal representatives and permitted assigns. This Agreement shall be governed by the laws of California without regard to California conflicts of law rules. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written and oral agreements between the parties regarding the subject matter hereof, provided that the parties hereto agree to execute all further documentation necessary to carry out and fully implement the provisions set forth herein, including stock option or stock purchase agreements from the Company to LB, Charles Hartman, Barry Weinberg and Walter Channing, and release of repurchase rights by CW Group, as reasonably determined necessary by legal counsel to the parties, including, but not limited to, a Separation Agreement between LB and CW Group. No provision of this Agreement may be waived except by a writing executed by the party against whom the waiver is to be effective. A party's failure to enforce any provision of this Agreement shall neither be construed as a waiver of the provision nor prevent the party from enforcing any other provision of this Agreement. No provision of this Agreement may be amended or otherwise modified except by a writing signed by the parties to this Agreement.


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      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one document.

                                       NANOSYS, INC.

                                           By:   /s/ Calvin Chow
                                              ----------------------------------
                                           Name: Calvin Chow
                                                --------------------------------
                                           Title:  CEO
                                                 -------------------------------

                                       LB:

                                                 /s/ Lawrence Bock
                                       -----------------------------------------
                                           Lawrence Bock

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                                       ACKNOWLEDGED, AGREED AND ACCEPTED:

                                       CW GROUP:

                                           CW GROUP, INC.

                                               By:   /s/ Charles Hartman
                                                  ------------------------------
                                               Name: Charles Hartman
                                                    ----------------------------
                                               Title:   Vice President
                                                     ---------------------------

                                           CW VENTURES III, L.P.

                                               By: /s/ Charles Hartman
                                                   -----------------------------
                                                   CW Partners IV, L.L.C.
                                                   General Partner

                                           CW VENTURES III - A CO-INVESTMENT
                                               FUND, L.P.

                                               By: /s/ Charles Hartman
                                                   -----------------------------
                                                   CW Partners IV, L.L.C.
                                                   General Partner

                                           J.P. MORGAN/CW VENTURES III
                                               (NANOSYS), L.P.

                                               By: /s/ Charles Hartman
                                                   -----------------------------
                                                   CW Partners IV, L.L.C.
                                                   General Partner

                                           CW PARTNERS IV, L.L.C.

                                               By: /s/ Charles Hartman
                                                  ------------------------------
                                               Name: Charles Hartman
                                                    ----------------------------
                                               Title: Managing Member, Partner
                                                     ---------------------------


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                                           ACKNOWLEDGED, AGREED AND ACCEPTED:

                                           BARRY WEINBERG:

                                               /s/ Barry Weinberg
                                               ---------------------------------
                                               Barry Weinberg


                                           WALTER CHANNING:

                                               /s/ Walter Channing
                                               ---------------------------------
                                               Walter Channing


                                           CHARLES HARTMAN:

                                               /s/ Charles Hartman
                                               ---------------------------------
                                               Charles Hartman